Exhibit 99.1

BARNWELL INDUSTRIES, INC.	P R E S S
RELEASE 1100 Alakea Street, Suite 500 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com

Barnwell Industries, Inc. Disqualifies Ned Sherwood’s Board Nominees Included in Defective and Insufficient Nomination Notice for
2025 Annual Meeting

Sets March 14, 2025, as Record Date for Shareholders to Act by Written Consent in Connection with Sherwood’s Latest Self-Serving Campaign to Take Control of Barnwell

Sherwood’s Consent Solicitation is Yet Another Attempt to Steal the Company from Shareholders Without Paying a Premium for Control

HONOLULU, Mar. 5, 2025 -- Barnwell Industries, Inc. (NYSE American: BRN) (“Barnwell” or the “Company”) today announced that the Executive Committee of the Barnwell Board of Directors has disqualified the controlling slate of director nominees submitted by one of its shareholders, Ned Sherwood, in connection with 2025 Annual Meeting of Shareholders.

As previously disclosed on February 25, 2025, the Executive Committee informed Sherwood that it rejected his nomination notice because it was defective and insufficient as it failed to include material information required by both the Company’s bylaws and federal securities regulations.

Barnwell Sets Record Date for Sherwood’s Consent Solicitation

Sherwood Continues to Seek Control of Barnwell with NO PLAN Other than to
Take Control of the Company

Sherwood is now aggressively pursuing shareholder approval to replace the entire Barnwell Board of Directors. This is yet another attempt by Sherwood to seize control of Barnwell at the expense of its public shareholders, without offering any premium for control. Moreover, despite repeated requests from the Company over several months, Sherwood has failed to present any alternative strategy for the Company, and after many months, his so-called plan is still forthcoming.

Furthermore, Sherwood is now attempting to oust his own nominee, Doug Woodrum, a current Barnwell Board member, who was part of Sherwood’s slate for the upcoming 2025 Annual Meeting. Notably absent from Sherwood’s Consent Solicitation is another previously chosen nominee, Sherwood’s Chief Investment Officer, Ben Pierson, who was secretly buying Barnwell shares throughout 2024 while Sherwood was party to a Cooperation Agreement with the Company.

Sherwood’s latest attempt to replace the entire Barnwell Board with his slate of hand-picked nominees continues his long history of disrupting the Company’s governance processes and interfering with the Company’s operations, while creating significant expense to the Company. Indeed, the Executive Committee has sought several times to avoid the cost and distraction of Sherwood’s actions, including a recent settlement offer whereby five of seven directors would be individuals expressly approved by Sherwood who would then become Chairman of the Board. However, Sherwood’s sole interest appears to be to have 100% control of the Board.

Barnwell shareholders of record as of the close of business on March 14, 2025, are eligible to execute, withhold and revoke written consents. Barnwell expects to file preliminary consent revocation materials with the Securities and Exchange Commission (the "SEC") in response to the preliminary consent solicitation statement filed by Sherwood on March 4, 2025.

The Barnwell Executive Committee Comprises Majority Independent and
Highly Experienced Directors Acting on Behalf of All Shareholders

As Barnwell has disclosed, the current Board was expressly approved by Sherwood under a 2023 settlement whereby the Company and Sherwood each designated two directors. At that time, a fifth director, Joshua Horowitz, was selected as a compromise board member and was vetted by Sherwood and expressly endorsed by both parties to the settlement agreement.

The Company also separately announced today that it has entered into a non-binding letter of intent to sell its water well subsidiary, as part of its ongoing plan to refocus on its core oil and gas exploration business and reduce general and administrative expenses, all of which actions have been previously endorsed by Sherwood.

The Barnwell Executive Committee will continue to take actions that it believes represent the best interest of ALL Barnwell shareholders.

The Company also announced that it expects to hold its uncontested 2025 Annual Meeting of Shareholders in its fiscal third quarter (second calendar quarter) of 2025. The record date and meeting date for the 2025 Annual Meeting have not yet been set.

Forward-Looking Statements

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

Important Additional Information and Where to Find It

Barnwell Industries, Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and plans to file a consent revocation statement in connection with the Sherwood Group’s consent statement which, among other things, seeks to remove and replace the current members of the Board of Directors of the Company. Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card. The Company will also file a definitive revocation statement (the “Revocation Statement”) together with a WHITE revocation card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, the Revocation Statement and any amendments or supplements thereto and any other documents (including the WHITE proxy card and WHITE revocation card) when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website at https://ir.brninc.com/ or by contacting Alexander Kinzler, Secretary and General Counsel of the Company, by phone at (808) 531-8400, by email at akinzler@brninc.com or by mail at Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 2, 2024. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Statements of Change in Ownership on Form 3 and Form 4 filed with the SEC: Form 3, filed by Craig Hopkins, with the filings of the Company on May 16, 2024; Form 4, filed by Craig Hopkins, with the filings of the Company on May 20, 2024, August 29, 2024, January 13, 2025 and January 17, 2025; Form 4, filed by Joshua Horowitz, with the filings of the Company on August 23, 2024 and October 28, 2024; Form 4, filed by Kenneth Grossman, with the filings of the Company on October 28, 2024; and Form 4, filed by Douglas Woodrum, with the filings of the Company on October 28, 2024. These filings can be found at the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

CONTACTS:	Investors:
Bruce Goldfarb / Chuck Garske
(212) 297-0720
info@okapipartners.com

Kenneth S. Grossman
Vice Chairman of the Board of Directors
Email: kensgrossman@gmail.com